UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2004


                       NATIONAL SEMICONDUCTOR CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                    1-6453                95-2095071
        --------                    ------                ----------
 (State of Incorporation)          (Commission           (I.R.S. Employer
                                   File Number)          Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                      Page

Item 7. Financial Statements and Exhibits                               3

Item 12. Results of Operations and Financial Condition                  3

Signature                                                               4

Exhibits:
99.1     News release dated June 10, 2004 (Earnings)


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NATIONAL SEMICONDUCTOR CORPORATION

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c )  Exhibits

Exhibit No.       Description of Exhibit
-----------       ----------------------

    99.1 News release dated June 10, 2004 issued by National Semiconductor Corporation* (Earnings)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

     On June 10, 2004, National Semiconductor Corporation issued a news release announcing earnings for the quarter ended May 30, 2004. The earnings news release, which has been attached as Exhibit 99.1, contains unaudited Condensed Consolidated Statements of Operations, Balance Sheets, and Statements of Cash Flows that are presented in accordance with United States generally accepted accounting principles, or GAAP.

     The news release includes special non-GAAP information relating only to fiscal 2003 results. The release discusses special charges for prior cost reduction actions and license write-downs in fiscal 2003 that affected the fiscal 2003 results. We have provided this non-GAAP information to give investors additional information that will provide a better understanding of the underlying performance of our business. This non-GAAP results information should be considered supplemental to, and not a substitute for or superior to, the financial statements prepared in accordance with GAAP that are contained in the news release.

     The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL SEMICONDUCTOR CORPORATION

                                       //S// Robert E.  DeBarr
                                       -----------------------
Dated:  June 10, 2004                  Robert E.  DeBarr
                                       Controller
                                       Signing on behalf of the registrant and
                                       as principal accounting officer